Rule 497(d)
                                                    Registration No. 333-31133

                                  INSERT LOGO

                                 SCHWAB TRUSTS
                        SCHWAB TEN TRUST, 1997 SERIES A


On December 18, 1997, General Motors Corp. (GM) announced the completion of its strategic restructuring of its Hughes Electronics subsidiary including the spin-off and merger of its defense electronics unit with the Raytheon Company (RTN/A). Under the terms of the restructuring, the Trust will receive .06377 shares of RTN/A for each share of GM it currently owns. The Trust will continue to maintain its position in GM.